EXHIBIT 28.2

               MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA
               ---------------------------------------------------

                        WACHOVIA CREDIT CARD MASTER TRUST
               ---------------------------------------------------


       Listed below is the information which is required to be prepared with respect to the distribution date of June 15, 1998 and with respect to the performance of the Trust during the related Monthly period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)


       1.  The amount of the current monthly
           distribution in respect of Class A
           Monthly Principal                                              $0.00

       2.  The amount of the currently monthly
           distribution in respect of Class B
           Monthly Principal                                              $0.00

       3.  The amount of the currently monthly
           distribution in respect of Collateral
           Monthly Principal                                              $0.00

       4.  The amount of the currently monthly
           distribution in respect of Class A
           Monthly Interest                                               $4.86

       5.  The amount of the currently monthly
           distribution in respect of Class A
           Deficiency Amounts                                             $0.00

       6.  The amount of the currently monthly
           distribution in respect of Class A
           Additional Interest                                            $0.00

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7.    The amount of the currently monthly
      distribution in respect of Class B                                  $4.94
      Monthly Interest

8.    The amount of the currently monthly
      distribution in respect of Class B
      Deficiency Amounts                                                  $0.00

9.    The amount of the currently monthly
      distribution in respect of Class B
      Additional Interest                                                 $0.00

10.   The amount of the currently monthly
      distribution in respect of Collateral
      Monthly Interest                                                    $4.92

11.   The amount of the currently monthly
      distribution in respect of any
      accrued and unpaid Collateral
      Monthly Interest                                                    $0.00


E. Information Regarding the Performance of the Trust

1.    Collection of Principal Receivables

      (a)  The aggregate amount of
           Collections of Principal
           Receivables processed during
           the related Monthly Period
           which were allocated in respect
           of the Class A Certificates                           $46,941,305.62

      (b)  The aggregate amount of
           Collections of Principal
           Receivables processed during
           the related Monthly Period
           which were allocated in respect
           of the Class B Certificates                            $2,761,253.27

      (c)  The aggregate amount of
           Collections of Principal
           Receivables processed during
           the related Monthly Period
           which are allocated in respect
           of the Collateral Interest                             $2,892,741.52

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       2.  Principal Receivables in the Trust

           (a)  The aggregate amount of
                Principal Receivables in the
                Trust as of the end of the
                day on the last day of the
                related Monthly Period                        $1,728,477,039.82

           (b)  The amount of Principal
                Receivables in the Trust
                represented by the Investor
                Interest of Series 1995-1
                as of the end of the day on
                the last day of the related
                Monthly Period                                  $500,000,000.00

           (c)  The amount of Principal
                Receivables in the Trust
                represented by the Series
                1995-1 Adjusted Investor
                Interest as of the end of
                the day on the last day of
                the related Monthly Period                      $500,000,000.00

           (d)  The amount of Principal
                Receivables in the Trust
                represented by the Class A
                Investor Interest as of the end
                of the day on the last day of
                the related Monthly Period                      $446,250,000.00

           (e)  The amount of Principal
                Receivables in the Trust
                represented by the Class A
                Adjusted Investor Interest as of
                the end of day on the last day
                of the related Monthly Period                   $446,250,000.00

           (f)  The amount of Principal
                Receivables in the Trust
                represented by the Class B
                Investor Interest as of the
                end of the day on the last day
                of the related Monthly Period                    $26,250,000.00


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(g)   The amount of Principal
      Receivables in the Trust
      represented by the Collateral
      Interest as of the end of the
      date on the last day of the
      related Monthly Period                                     $27,500,000.00

(h)   The Floating Investor Percentage
      with respect to the related
      Monthly Period                                                    28.5301%

(i)   The Class A Floating Allocation
      with respect to the related
      Monthly Period                                                    89.2500%

(j)   The class B Floating Allocation
      with respect to the related
      Monthly Period                                                     5.2500%

(k)   The Collateral Floating Allocation
      with respect to the related
      Monthly Period                                                     5.5000%

(l)   The Fixed Investor Percentage
      with respect to the related
      Monthly Period                                                    28.5301%

(m)   The Class A Fixed Allocation
      with respect to the related
      Monthly Period                                                    89.2500%

(n)   The Class B Fixed Allocation
      with respect to the related
      Monthly Period                                                     5.2500%


(o)   The Collateral Fixed Allocation
      with respect to the related
      Monthly Period                                                     5.5000%


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3.    Delinquent Balances

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly
      Period:


                                          Aggregate                  Percentage
                                           Account                    of Total
                                           Balance                  Receivables
                                          ----------                -----------
      (a)  30 - 59 days:               $18,238,964.82                   1.0419%
                                       --------------
      (b)  60 - 89 days:               $10,050,227.27                   0.5741%
                                       --------------
      (c)  90 - or more days:          $12,238,719.18                   0.6991%
                                       --------------
                           Total:      $40,527,911.27                   2.3151%
                                       --------------

4.    Investor Default Amount

      (a)  The Aggregate Investor Default
           Amount for the related Monthly
           Period                                                $2,120,452.09

      (b)  The Class A Investor Default
           Amount for the related Monthly
           Period                                                $1,892,503.49

      (c)  The Class B Investor Default
           Amount for the related Monthly
           Period                                                  $111,323.73

      (d)  The Collateral Default Amount
           for the related Monthly Period                          $116,624.86

5.    Investor Charge Offs

      (a)  The aggregate amount of
           Class A Investor Charge-Offs
           for the related Monthly Period                                $0.00

      (b)  The aggregate amount of
           Class A Investor Charge-Offs
           set forth in 5 (a) above per
           $1,000 of original Certificate
           principal amount                                              $0.00

      (c)  The aggregate amount of Class
           B Investor Charge-Offs for the
           related Monthly Period                                        $0.00

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(d)   The aggregate amount of Class
       B Investor Charge-Offs set forth
      in 5 (c) above per $1,000 of
      original certificate principal
      amount                                                             $0.00
(e)   The aggregate amount of
      Collateral Charge-Offs for the
      related Monthly Period                                             $0.00

(f)   The aggregate amount of
      Collateral Charge-Offs set
      forth in 5 (e) above per $1,000
      of original certificate principal
      amount                                                             $0.00

(g)   The aggregate amount of Class A
      Investor Charge-Offs reimbursed
      on the Transfer Date immediately
      preceding this Distribution Date                                   $0.00

(h)   The aggregate amount of Class A
      Investor Charge-Offs set forth
      in 5 (g) above per $1,000 original
      certificate principal amount re-
      imbursed on the Transfer Date
      immediately preceding this
      Distribution Date                                                  $0.00

(i)   The aggregate amount of Class B
      Investor Charge-Offs reimbursed
      on the Transfer Date immediately
      preceding this Distribution Date                                   $0.00

(j)   The aggregate amount of Class B
      Investor Charge-Offs set forth
      in 5 (i) above per $1,000 original
      certificate principal amount re-
      imbursed on the Transfer Date
      immediately preceding this Distribution Date                       $0.00

(k)   The aggregate amount of
      Collateral Charge-Offs reimbursed
      on the Transfer Date immediately
      preceding this Distribution Date                                   $0.00


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      (l)  The aggregate amount of
           Collateral Charge-Offs set
           forth in 5(k) above per $1,000
           original certificate principal
           amount reimbursed on the Transfer
           Date immediately preceding
           Distribution Date                                             $0.00

6.    Investor Servicing Fee

      (a)  The amount of the Class A
           Servicing Fee payable by the
           Trust to the Servicer for
           the related Monthly Period                              $371,875.00

      (b)  The amount of the Class B
           Servicing Fee payable by the
           Trust to the Servicer for
           the related Monthly Period                               $21,875.00

      (c)  The amount of the Collateral
           Interest Servicing Fee payable
           by the Trust to the Servicer for
           the related Monthly Period                               $22,916.67

7.    Reallocations

      (a)  The amount of Reallocated
           Collateral Principal
           Collections with respect to
           this Distribution Date                                        $0.00

      (b)  The amount of Reallocated
           Class B Principal Collections
           with respect to this Distri-
           bution Date                                                   $0.00

      (c)  The Collateral Interest as
           of the close of business on
           this Distribution Date                               $27,500,000.00

      (d)  The Class B Investor Interest
           as of the close of business
           on this Distribution Date                            $26,250,000.00

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8.    Collection of Finance Charge Receivables

      (a)  The aggregate amount of
           Collections of Finance Charge
           Receivables processed during the
           related Monthly Period which
           were allocated in respect of the
           Class A Certificate                                   $5,850,287.62

      (b)  The aggregate amount of
           Collections of Finance Charge
           Receivables processed during the
           related Monthly Period which
           were allocated in respect of
           the Class B Certificates                                $344,134.57

      (c)  The aggregate amount of
           Collections of Finance Charge
           Receivables processed during the
           related Monthly Period which
           were allocated in respect of
           the Collateral Interest                                 $360,521.93

9.    Principal Funding Amount

      (a)  The principal amount on
           deposit in the Principal
           Funding Account on the
           related Transfer Date                                         $0.00

      (b)  The Accumulation Shortfall
           with respect to the related
           Monthly Period                                                $0.00

      (c)  The Principal Funding In-
           vestment Proceeds deposited
           in the Finance Charge Account
           on the related Transfer Date                                  $0.00

      (d)  The amount of all or the
           portion of the Reserve Draw
           Amount deposited in the
           Finance Charge Account on the
           related Transfer Date from
           the Reserve Account                                           $0.00

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10.   Reserve Draw Amount                                                $0.00

11.   Cash Collateral Account

      (a)  The principal amount on deposit in
           the Cash Collateral Account on
           the related Transfer Date (before
           giving effect to any deposits or
           withdrawals                                          $10,000,000.00

      (b)  The Required Draw Amount on
           the related Transfer Date                                     $0.00

      (c)  The principal amount on deposit in
           the Cash Collateral Account on
           the related Transfer Date (after
           giving effect to any deposits or
           withdrawals)                                         $10,000,000.00

      (d)  The Required Cash Collateral
           Amount (after giving effect to
           any deposits, withdrawals, or
           payments)                                            $10,000,000.00

12.   Available Funds

      (a)  The amount of Class A
           Available Funds on deposit
           in the Finance Charge Account
           on the related Transfer Date                          $5,850,287.62

      (b)  The amount of Class B
           Available Funds on deposit
           in the Finance Charge Account
           on the related Transfer Date                           $344,134.57

      (c)  The amount of Collateral
           Available Funds on deposit in
           the Finance Charge Account on
           the related Transfer Date                              $360,521.93

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13.   Portfolio Yield

      (a)  The portfolio yield for the
           related Monthly Period                                     11.6428%

      (b)  The Portfolio Adjusted Yield
           for the related Monthly Period                              3.9593%

F. Floating Rate Determinations

1.    LIBOR for the interest Period
      ending on this Distribution Date                                 5.6563%
      6/15/98 - 7/15/98


THE FIRST NATIONAL BANK
OF ATLANTA
SERVICER
                           By:______________________
                                Name:  Cecile K. Bazaz
                               Title:  Senior Vice President

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